SAMCO FUNDS, INC.

                SAMCO AGGREGATE FIXED INCOME FUND CLASS A SHARES

              SAMCO INTERMEDIATE FIXED INCOME FUND CLASS A SHARES




The SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are non-diversified investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc., an open-end management investment company (the "Fund").

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                 THE DATE OF THIS PROSPECTUS IS MARCH 1, 2000.

                               TABLE OF CONTENTS

                                                               PAGE

RISK/RETURN SUMMARY                                              1
     FIXED INCOME FUND                                           1
     INTERMEDIATE FIXED INCOME FUND                              1
PRINCIPAL INVESTMENT RISKS                                       2
RISK/RETURN BAR CHARTS AND TABLES                                3
     RISK/RETURN SUMMARY: FEE TABLE                              4
FUND MANAGEMENT                                                  5
PURCHASE OF SHARES                                               6
REDEMPTION OF SHARES                                             6
ADDITIONAL INFORMATION                                           7
FINANCIAL HIGHLIGHTS                                             9
APPENDIX A: DESCRIPTION OF INVESTMENTS                          10

                              RISK/RETURN SUMMARY

     The following is a summary of certain key information about each Portfolio, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of certain allowable investments is included in Appendix A.

INVESTMENT OBJECTIVES:

     FIXED INCOME: The Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Aggregate Bond Index (LBA Benchmark).

     INTERMEDIATE FIXED INCOME: The Intermediate Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Intermediate Government/Corporate Index (LBI Benchmark).

PRINCIPAL INVESTMENT STRATEGIES: Each Portfolio seeks to achieve its objective primarily through investment in various types of income producing debt securities including mortgage and asset-backed securities, United States Government and Agency Obligations, and corporate obligations. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated fixed income securities.

     INVESTMENT MANAGEMENT APPROACH: Seix Investment Advisors Inc. (Investment Adviser) will manage the portfolios based on its fixed income approach which is founded upon four cornerstones:

     DURATION/MATURITY: Duration measures the expected life of a debt security on a present value basis. In general, duration rises with maturity, therefore the greater the duration of a bond, the greater its percentage volatility.

     o The Fixed Income Portfolio will be managed with a duration that is close to the duration of the LBA Benchmark, which is 4.7 years as of December 31, 1999.

     o The Intermediate Fixed Income Portfolio will maintain an average-weighted portfolio maturity of three to ten years. It will be managed with a duration that is close to the duration of the LBI Benchmark, which is 3.4 years as of December 31, 1999.

     YIELD: Although each Portfolio is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-United States Treasury securities generally play a dominant role in each Portfolio.

     PORTFOLIO CONSTRUCTION: Each Portfolio's construction is generally determined through a research driven process designed to identify value areas within the fixed income market. Each Portfolio will typically maintain an over-weighting in obligations of domestic corporations and an under-weighting of United States Treasury securities.

     PROPRIETARY ANALYSIS: Due to the complexity of the bond market, the Investment Adviser uses financial investment techniques which it developed internally to attempt to identify value and adequately control risk.

CREDIT QUALITY: Each Portfolio may only invest in investment grade securities, which are those securities rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards.

The Intermediate Fixed Income Portfolio will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

PRINCIPAL INVESTMENTS: Each Portfolio will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic corporations or other entities, obligations of domestic banks, mortgage and asset-backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government Agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where each Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment.

                           PRINCIPAL INVESTMENT RISKS

     A loss of money on your investment in each Portfolio, or the under-performance of each Portfolio relative to other investments could occur due to certain risks. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that the investment decisions made by the portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The principal risks associated with each Portfolio's investment policies and strategies are as follows:


INTEREST RATE  Investing in debt securities will subject the Portfolios
RISK: to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall. The price volatility of a debt security also depends on its maturity or duration. Generally, the longer the maturity or duration of a debt security the greater its sensitivity to changes in interest rates.

CREDIT RISK:   The debt securities in the Fund's portfolios are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

PREPAYMENT     Payments from the pool of loans underlying mortgage or
RISK:          asset-backed securities may not be enough to meet the monthly payments of the mortgage or asset-backed security. If this occurs such securities will lose value. Also, prepayments of loans or mortgage foreclosures will shorten the life of these securities.
               Prepayments vary based on several factors, including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. When interest rates are declining, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Portfolio's yield.

NON-           Each of the Portfolios is non-diversified in that it
DIVERSIFICATIONconcentrates its investments among fewer securities than a
RISK:          diversified mutual fund would.  Non-diversification can
               intensify risk should a particular investment suffer from adverse market conditions.

PORTFOLIO      Because the Investment Adviser may engage in active and
TURNOVER       frequent trading of portfolio securities shareholders
               may incur taxes on any realized capital gains which could result in a lower total return for a Portfolio.

                       RISK/RETURN BAR CHARTS AND TABLES

THE BAR CHART AND TABLE SHOWN BELOW INDICATE THE RISKS OF INVESTING IN THE FIXED INCOME FUND BY ILLUSTRATING HOW IT HAS PERFORMED. THE BAR CHART SHOWS THE YEARLY PERFORMANCE OF THE CLASS A SHARES OF THE FIXED INCOME FUND AND THE TABLE BELOW SHOWS THE PERFORMANCE OF THE CLASS A SHARES OF THE FIXED INCOME FUND AS COMPARED TO A SELECTED BROAD BASED INDEX. THE PAST PERFORMANCE OF THE FIXED INCOME FUND DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.

                               FIXED INCOME FUND
                                  [BAR GRAPH]

          Calendar Year            Quarterly Return
          -------------            ----------------

               1998                     7.82%
               1999                    -0.53%

During the periods shown in the Fixed Income Fund's bar chart, the highest quarterly return was 3.18% (quarter ended 9/30/98) and the lowest quarterly return was -1.16% (quarter ended 6/30/99).

Average Annual Total
Returns (for the periods
ended December 31, 1999)           Past 1 Year         Since Inception
----------------------------------------------------------------------------

SAMCO Aggregate
Fixed Income Fund*                 -0.53%              3.65%
-----------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index               -0.83               3.93%**
-----------------------------------------------------------------------------

* Date of Inception: 12/30/97. The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.

**   Reflects performance of the LBA Benchmark since 12/31/97.


BECAUSE THE INTERMEDIATE FIXED INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1999 ITS PERFORMANCE INFORMATION HAS NOT BEEN INCLUDED.

                         RISK/RETURN SUMMARY: FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of each of the Portfolios.

Shareholder Fees
(Fees Paid Directly                                         Intermediate
From Your Investment)         Fixed Income Fund             Fixed Income Fund
------------------------------------------------------------------------------
Sales Loads                   None                          None
Redemption Fees               None                          None
Exchange Fee                  None                          None
ANNUAL FUND OPERATING
EXPENSES (Expenses Deducted
From Fund Assets)
Management Fees               0.25%                         0.25%
Other Expenses (a)            0.46%                         1.56% (b)
Total Annual Fund
Operating Expenses (c)        0.71%                         1.81%

(a)  Other  Expenses   include  fees  for   shareholder   services,   custodial,
administration, dividend disbursing and transfer agency fees, legal and auditing fees, printing costs and registration fees.

(b) Because Intermediate Fixed Income Fund commenced investment operations on June 30, 1999, expenses are estimates based upon the expected expenses that the Intermediate Fixed Income Fund would incur in the current fiscal year.

(c) The Investment Adviser has voluntarily agreed to limit the total expenses for each of the Fixed Income Fund and the Intermediate Fixed Income Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.45% of their average daily net assets. There is no specific time period for how long the voluntary expense limitations will last, and such waivers may be cancelled at any time. As long as these temporary expense limitations continue, it may lower the Portfolios' expenses and increase their total returns. For the fiscal year ended October 31, 1999, the Investment Adviser and Investors Bank & Trust Company (the "Administrator") waived fees in the amount of 0.26% and 1.36% for the Fixed Income Fund and the Intermediate Fixed Income Fund, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in other mutual funds.

The example assumes that:
o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year; and
o The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:

                    Fixed Income Fund        Intermediate Fixed Income Fund
-----------------------------------------------------------------------------
1 Year                    73                           184
3 Years                  228                           570
5 Years                  396
10 Years                 882

                                FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund consists of five individuals who are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's Directors are Christina Seix, John G. Talty, Peter J. Bourke, C. Alan MacDonald, John E. Manley, Sr., and John R. O'Brien. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

INVESTMENT ADVISER

Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $5.2 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, N.J. 07675. Seix Investment Advisors Inc. acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The advisory agreement with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.

PAYMENT OF FUND EXPENSES

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

FUND NAME                                         RATE
------------------------------------------------------------------------
Fixed Income Fund                                 0.25%
Intermediate Fixed Income Fund                    0.25%

Because the Adviser voluntarily waived advisory fees for the fiscal year ended October 31, 1999, advisory fees paid by the Fixed Income Fund amounted to 0.12% of average daily net assets.

Because the Adviser voluntarily waived advisory fees for the period June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fixed Income Fund did not pay any advisory fees.

PORTFOLIO MANAGERS

Each Portfolio will be managed using a team approach with all of the portfolio managers listed below contributing investment expertise in their respective areas. The following lists each Portfolio Manager's position with the Investment Adviser and their investment experience.

CHRISTINA SEIX, CFA, CHAIRMAN, CEO  & CHIEF INVESTMENT OFFICER
Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields Total Investment Experience: 24 years
BA, Fordham University, Mathematics; MA, SUNY, Mathematics

JOHN TALTY, CFA, PRESIDENT & SENIOR PORTFOLIO MANAGER
Formerly, Chief Fixed Income Strategist, J.P. Morgan Securities
Total Investment Experience: 16 years
B.A., Connecticut College, Economics, Phi Beta Kappa, Magna Cum Laude

BARBARA HOFFMANN, MANAGING DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Senior Portfolio Manager, MetLife Investment Management Co. Total Investment Experience: 18 years
BS, University of Maine, Education/Mathematics

MICHAEL MCEACHERN, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Vice President, Fixed Income, American General Corp., June 1997 Total Investment Experience: 13 years
BA, University of California, Operations Research; MBA, Rice University, Accounting/Public Administration

JOSEPH CALABRESE, DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Director, Fixed Income, MetLife Insurance Company, June 1997
Total Investment Experience: 10 years
BS, New Jersey Institute of Technology, Industrial Engineering; MBA, New York University, Finance

                               PURCHASE OF SHARES

     There is no sales charge imposed by the Fund. The minimum initial investment in the Class A shares of each Portfolio in the Fund is $1,000,000. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company (Transfer Agent) at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if Federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day Federal funds are received.

     Purchases of shares must be made by wire transfer of Federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                               ABA # 011-001-438
                                Acct: 303030303
                           Benf: (name of Portfolio)
                     F/F/C (Shareholder's Account at Fund)

                              REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on that Business Day. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day, but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with a signature guaranteed by a national bank, which is a member firm of any national or regional securities exchange (a Signature Guarantee). If the guarantor institution belongs to one of the Medallion Signature Programs, it must use the Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Dividends are automatically reinvested in additional Class A shares of the applicable Portfolio on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that a Portfolio realizes net long-term capital gains (i.e., with respect to assets held more than 12 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Portfolio at the net asset value on the date the distribution is declared.

     The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of a Portfolio will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. Each Portfolio will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of each Portfolio is computed by dividing the sum of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of a Portfolio's assets: (1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Portfolios for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to Board seeking ratification of the price by the Board at its next quarterly meeting.

     To the extent that the Portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolios do not price their shares. As a result, the net asset value per share of the Portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

     Distributions paid by a Portfolio from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to the Portfolio's shareholders that are otherwise subject to tax as ordinary income. Distributions made from a Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Portfolio's shares. Each Portfolio expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     Dividends and distributions by a Portfolio are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     A Portfolio may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to taxable shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Portfolio with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance for the period of each Portfolio's operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each Portfolio's financial statements, are included in the Annual Report, which is available upon request.


SAMCO FUNDS, INC.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Aggregate Fixed               Intermediate Fixed
                                        Income Fund                   Income Fund


                                             For the period                For the period
                              Year Ended     from 12/30/97*                from 6/30/99*
                              10/31/99       to 10/31/98                   to 10/31/99


Net asset value,
beginning of period           $10.26         $10.00                        $10.00
                              ---------      -------------                 ------------

Increases From
Investment Operations

Net investment income         0.56           0.21                          0.20

Net realized and
unrealized gain (loss)
on investments                (0.48)         0.46                          (0.09)
                              ----------     --------------                -------------

     Total from
     investment
     operations               0.08           0.67                          0.11

LESS DISTRIBUTIONS

From net
investment income             (0.56)         (0.41)                        (0.19)

From net realized
gains on investments          (0.11)         -                             -

        Total
        distributions         (0.67)         (0.41)                        (0.19)
                              ----------     -------------                 ---------------

Net asset value,
end of period                 $9.67          $10.26                        $9.92
                              ----------     -------------                 ---------------
                              ----------     -------------                 ---------------

Total Return (a)              0.80%          6.87%(b)                      1.13%

RATIOS/SUPPLEMENTAL
DATA

Net assets,
end of period (000's)         $56,285        $43,899                       $10,926

Ratio of net expenses
to average net assets         0.45%          0.45%(c)                      0.45%

Ratio of expenses to
average net assets
(before expense waivers
and reimbursement of other
expenses)                     0.71%          1.03%(c)                      1.81%

Ratio of net investment
income to average net
assets                        5.78%          5.17%(c)                      5.93%

Portfolio turnover rate       562%           478%(b)                       117%
---------------------------------------------------------------------------------------------

(a) Total return would have been lower had certain expenses not been waived or reimbursed

(b)  Not Annualized

(c)  Annualized

*    Commencement of investment operations
-----------------------------------------------------------------------------

                                   APPENDIX A

                           DESCRIPTION OF INVESTMENTS

     Each Portfolio may invest in the securities defined below in accordance with their principal investment strategies and any quality or policy constraints. Additional information regarding the associated risks accompanying the securities defined below is located in the Fund's Statement of Additional Information.

CORPORATE ISSUES

The Portfolios may invest in corporate issues which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolios will buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

INVESTMENT GRADE DEBT SECURITIES

The Portfolios may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, or Duff & Phelps, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED DEBT SECURITIES

Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Portfolios will purchase only asset-backed securities that the Investment Adviser determines to be liquid. The Portfolios will not purchase mortgage-backed or asset-backed securities that do not meet the above minimum credit standards.

An important feature of mortgage and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

EACH PORTFOLIO MAY ALSO INVEST IN THE SECURITIES DEFINED BELOW IN ACCORDANCE WITH THEIR ALLOWABLE INVESTMENTS AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


BANK OBLIGATIONS

Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolios.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolios may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar- denominated obligations issued in the U.S. capital markets by foreign banks.

FLOATERS

Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

MUNICIPAL DEBT SECURITIES

The Portfolios may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

PREFERRED STOCK

The Portfolios may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


WHEN-LSSUED AND FORWARD COMMITMENT SECURITIES

The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES

The Portfolios may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolios. Please retain this Prospectus for future reference. Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference, meaning it is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance during its last fiscal year.

The  Fund's  SAI,  annual,   semi-annual  reports,  and  other  information  are
available, without charge, upon request by contacting First Fund Distributors at their toll free telephone number (800) 247-0473.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Fund's Investment Company Act File number: 811-8323.

                               SAMCO FUNDS, INC.

                SAMCO AGGREGATE FIXED INCOME FUND CLASS B SHARES

              SAMCO INTERMEDIATE FIXED INCOME FUND CLASS B SHARES


The SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are non-diversified investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc., an open-end management investment company (the "Fund").


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                 THE DATE OF THIS PROSPECTUS IS MARCH 1, 2000.

                               TABLE OF CONTENTS

                                                               PAGE

RISK/RETURN SUMMARY                                              1
     FIXED INCOME FUND                                           1
     INTERMEDIATE FIXED INCOME FUND                              1
PRINCIPAL INVESTMENT RISKS                                       2
RISK/RETURN BAR CHARTS AND TABLES                                3
     RISK/RETURN SUMMARY: FEE TABLE                              4
FUND MANAGEMENT                                                  5
PURCHASE OF SHARES                                               6
REDEMPTION OF SHARES                                             6
ADDITIONAL INFORMATION                                           7
APPENDIX A: DESCRIPTION OF INVESTMENTS                           9

                              RISK/RETURN SUMMARY

     The following is a summary of certain key information about each Portfolio, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of certain allowable investments is included in Appendix A.

INVESTMENT OBJECTIVES:

     FIXED INCOME: The Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Aggregate Bond Index (LBA Benchmark).

     INTERMEDIATE FIXED INCOME: The Intermediate Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad United States investment grade bond market. Performance is measured against the Lehman Brothers Intermediate Government/Corporate Index (LBI Benchmark).

PRINCIPAL INVESTMENT STRATEGIES: Each Portfolio seeks to achieve its objective primarily through investment in various types of income producing debt securities including mortgage and asset-backed securities, United States Government and Agency Obligations, and corporate obligations. At least 65% of total assets will be invested in the broad universe of available United States dollar denominated fixed income securities.

     INVESTMENT MANAGEMENT APPROACH: Seix Investment Advisors Inc. (Investment Adviser) will manage the portfolios based on its fixed income approach which is founded upon four cornerstones:

     DURATION/MATURITY: Duration measures the expected life of a debt security on a present value basis. In general, duration rises with maturity, therefore the greater the duration of a bond, the greater its percentage volatility.

     o The Fixed Income Portfolio will be managed with a duration that is close to the duration of the LBA Benchmark, which is 4.7 years as of December 31, 1999.

     o The Intermediate Fixed Income Portfolio will maintain an average-weighted portfolio maturity of three to ten years. It will be managed with a duration that is close to the duration of the LBI Benchmark, which is 3.4 years as of December 31, 1999.

     YIELD: Although each Portfolio is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-United States Treasury securities generally play a dominant role in each Portfolio.

     PORTFOLIO CONSTRUCTION: Each Portfolio's construction is generally determined through a research driven process designed to identify value areas within the fixed income market. Each Portfolio will typically maintain an over-weighting in obligations of domestic corporations and an under-weighting of United States Treasury securities.

     PROPRIETARY ANALYSIS: Due to the complexity of the bond market, the Investment Adviser uses financial investment techniques which it developed internally to attempt to identify value and adequately control risk.

CREDIT QUALITY: Each Portfolio may only invest in investment grade securities, which are those securities rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgment of the Investment Adviser, comparable credit quality standards.

The Intermediate Fixed Income Portfolio will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

PRINCIPAL INVESTMENTS: Each Portfolio will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic corporations or other entities, obligations of domestic banks, mortgage and asset-backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government Agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where each Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment.

                           PRINCIPAL INVESTMENT RISKS

     A loss of money on your investment in each Portfolio, or the under-performance of each Portfolio relative to other investments could occur due to certain risks. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that the investment decisions made by the portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The principal risks associated with each Portfolio's investment policies and strategies are as follows:


INTEREST RATE  Investing in debt securities will subject the Portfolios to the
RISK: risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall. The price volatility of a debt security also depends on its maturity or duration. Generally, the longer the maturity or duration of a debt security the greater its sensitivity to changes in interest rates.

CREDIT RISK:   The debt securities in the Fund's portfolios are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

PREPAYMENT     Payments from the pool of loans underlying mortgage or asset-
RISK:          backed securities may not be enough to meet the monthly
               payments of the mortgage or asset-backed security. If this occurs such securities will lose value. Also, prepayments of loans or mortgage foreclosures will shorten the life of these securities.
               Prepayments vary based on several factors, including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. When interest rates are declining, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Portfolio's yield.

NON-           Each of the Portfolios is non-diversified in that it
DIVERSIFICATIONconcentrates its investments among fewer securities than a
RISK:          diversified mutual fund would.  Non-diversification can
               intensify risk should a particular investment suffer from adverse market conditions.

PORTFOLIO      Because the Investment Adviser may engage in active and
TURNOVER       frequent trading of portfolio securities shareholders may incur taxes on any realized capital gains which could result in a lower total return for a Portfolio.

                       RISK/RETURN BAR CHARTS AND TABLES
              (CLASS A SHARES OF THE FIXED INCOME FUND INDICATED)

THE BAR CHART AND TABLE SHOWN BELOW INDICATE THE RISKS OF INVESTING IN THE FIXED INCOME FUND BY ILLUSTRATING HOW IT HAS PERFORMED. THE BAR CHART SHOWS THE YEARLY PERFORMANCE OF THE CLASS A SHARES OF THE FIXED INCOME FUND AND THE TABLE BELOW SHOWS THE PERFORMANCE OF THE CLASS A SHARES OF THE FIXED INCOME FUND AS COMPARED TO A SELECTED BROAD BASED INDEX. THE PAST PERFORMANCE OF THE FIXED INCOME FUND DOES NOT NECESSARILY INDICATE HOW IT WILL PERFORM IN THE FUTURE.


                               FIXED INCOME FUND
                                  [BAR GRAPH]

               Calendar Year            Quarterly Return
               -------------            ----------------

                    1998                     7.82%
                    1999                    -0.53%

During the periods shown in the Fixed Income Fund's bar chart, the highest quarterly return was 3.18% (quarter ended 9/30/98) and the lowest quarterly return was -1.16% (quarter ended 6/30/99).

Average Annual Total
Returns (for the periods
ended December 31, 1999)           Past 1 Year         Since Inception
-----------------------------------------------------------------------------

SAMCO Aggregate
Fixed Income Fund*                 -0.53%              3.65%
-----------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index               -0.83               3.93%**
-----------------------------------------------------------------------------

* Date of Inception of Class A Shares of the Fixed Income Fund: 12/30/97. The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund. The returns in the bar chart and table are for shares in Class A of the Fixed Income Fund which are not offered in this Prospectus. The Fixed Income Fund expects that the annual returns of the Class B shares would be substantially similar to the returns of Class A because both classes of shares invest in the same portfolio of securities, and the returns would differ only to the extent that the two classes of shares have different expenses. An example of the different class fees are the 12b-1 fees in the amount of 0.25% of the average daily net assets of the Fixed Income Fund which the Class B Shares have and which the Class A Shares do not.

** Reflects performance of the LBA Benchmark since 12/31/97.


BECAUSE THE INTERMEDIATE FIXED INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1999 ITS PERFORMANCE INFORMATION HAS NOT BEEN INCLUDED.

                         RISK/RETURN SUMMARY: FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Class B shares of each of the Portfolios.

Shareholder Fees
(Fees Paid Directly                                         Intermediate Fixed
From Your Investment)              Fixed Income Fund        Income Fund
------------------------------------------------------------------------------
Sales Loads                        None                     None
Redemption Fees                    None                     None
Exchange Fee                       None                     None

ANNUAL FUND
OPERATING EXPENSES
(Expenses Deducted
From Fund Assets)

Management Fees                    0.25%                    0.25%
Distribution (12b-1) and/or
Service Fees                       0.25%                    0.25%
Other Expenses (a)                 0.46%                    1.56% (b)
Total Annual Fund
Operating Expenses (c)             0.96%                    2.06%
-----------------------------------------------------------------------------

(a)  Other  Expenses   include  fees  for   shareholder   services,   custodial,
administration, dividend disbursing and transfer agency fees, legal and auditing fees, printing costs and registration fees.

(b) Because Intermediate Fixed Income Fund commenced investment operations on June 30, 1999, expenses are estimates based upon the expected expenses that the Intermediate Fixed Income Fund would incur in the current fiscal year.

(c) The Investment Adviser has voluntarily agreed to limit the total expenses for each of the Fixed Income Fund and the Intermediate Fixed Income Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.70% of their average daily net assets. There is no specific time period for how long the voluntary expense limitations will last, and such waivers may be cancelled at any time. As long as these temporary expense limitations continue, it may lower the Portfolios' expenses and increase their total returns. For the fiscal year ended October 31, 1999, the Investment Adviser and Investors Bank & Trust Company (the "Administrator") waived fees in the amount of 0.26% and 1.36% for the Fixed Income Fund and the Intermediate Fixed Income Fund, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in other mutual funds.

The example assumes that:
o You invest $10,000 in the Portfolio for the time periods indicated;
o Your investment has a 5% return each year; and
o The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:

                                                  Intermediate Fixed
                         Fixed Income Fund        Income Fund

1 Year                         98                      209
3 Years                       306                      645
5 Years                       531
10 Years                    1,177
-----------------------------------------------------------------------------

                                FUND MANAGEMENT

BOARD OF DIRECTORS

The Board of Directors of the Fund consists of five individuals who are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's Directors are Christina Seix, John G. Talty, Peter J. Bourke, C. Alan MacDonald, John E. Manley, Sr., and John R. O'Brien. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

INVESTMENT ADVISER

Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $5.2 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, N.J. 07675. Seix Investment Advisors Inc. acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The advisory agreement with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.

PAYMENT OF FUND EXPENSES

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

FUND NAME                                    RATE
------------------------------------------------------
Fixed Income Fund                            0.25%
Intermediate Fixed Income Fund               0.25%

Because the Adviser voluntarily waived advisory fees for the fiscal year ended October 31, 1999, advisory fees paid by the Fixed Income Fund amounted to 0.12% of average daily net assets.

Because the Adviser voluntarily waived advisory fees for the period June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fixed Income Fund did not pay any advisory fees.

PORTFOLIO MANAGERS

Each Portfolio will be managed using a team approach with all of the portfolio managers listed below contributing investment expertise in their respective areas. The following lists each Portfolio Manager's position with the Investment Adviser and their investment experience.

CHRISTINA SEIX, CFA, CHAIRMAN, CEO  & CHIEF INVESTMENT OFFICER
Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields Total Investment Experience: 24 years
BA, Fordham University, Mathematics; MA, SUNY, Mathematics

JOHN TALTY, CFA, PRESIDENT & SENIOR PORTFOLIO MANAGER
Formerly, Chief Fixed Income Strategist, J.P. Morgan Securities
Total Investment Experience: 16 years
B.A., Connecticut College, Economics, Phi Beta Kappa, Magna Cum Laude

BARBARA HOFFMANN, MANAGING DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Senior Portfolio Manager, MetLife Investment Management Co. Total Investment Experience: 18 years
BS, University of Maine, Education/Mathematics

MICHAEL MCEACHERN, CFA, DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Vice President, Fixed Income, American General Corp., June 1997 Total Investment Experience: 13 years
BA, University of California, Operations Research; MBA, Rice University, Accounting/Public Administration

JOSEPH CALABRESE, DIRECTOR AND SENIOR PORTFOLIO MANAGER
Formerly, Director, Fixed Income, MetLife Insurance Company, June 1997
Total Investment Experience: 10 years
BS, New Jersey Institute of Technology, Industrial Engineering; MBA, New York University, Finance

                               PURCHASE OF SHARES

     There is no sales charge imposed by the Fund. The minimum initial investment in the Class A shares of each Portfolio in the Fund is $1,000,000. The minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company (Transfer Agent) at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if Federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day Federal funds are received.

     Purchases of shares must be made by wire transfer of Federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                               ABA # 011-001-438
                                Acct: 303030303
                           Benf: (name of Portfolio)
                     F/F/C (Shareholder's Account at Fund)

                              REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on that Business Day. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day, but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with a signature guaranteed by a national bank, which is a member firm of any national or regional securities exchange (a Signature Guarantee). If the guarantor institution belongs to one of the Medallion Signature Programs, it must use the Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Dividends are automatically reinvested in additional Class B shares of the applicable Portfolio on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that a Portfolio realizes net long-term capital gains (i.e., with respect to assets held more than 12 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Portfolio at the net asset value on the date the distribution is declared.

     The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of a Portfolio will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. Each Portfolio will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of each Portfolio is computed by dividing the sum of the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of a Portfolio's assets: (1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Portfolios for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to Board seeking ratification of the price by the Board at its next quarterly meeting.

     To the extent that the Portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the Portfolios do not price their shares. As a result, the net asset value per share of the Portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

RULE 12B-1 PLAN

     Each Portfolio has adopted a Distribution Plan with respect to its Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, a Portfolio may pay a quarterly distribution related fee in an amount not to exceed 0.25% of the average daily value of the net assets attributable to Class B shares of the Portfolio. Such amounts received under the Plan are to be used for payments to qualifying dealers for their assistance in the distribution of the Portfolio's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAXES

     The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

     Distributions paid by a Portfolio from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to the Portfolio's shareholders that are otherwise subject to tax as ordinary income. Distributions made from a Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Portfolio's shares. Each Portfolio expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

     Dividends and distributions by a Portfolio are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     A Portfolio may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to taxable shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Portfolio with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

                                   APPENDIX A

                           DESCRIPTION OF INVESTMENTS

     EACH PORTFOLIO MAY INVEST IN THE SECURITIES DEFINED BELOW IN ACCORDANCE WITH THEIR PRINCIPAL INVESTMENT STRATEGIES AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

CORPORATE ISSUES

The Portfolios may invest in corporate issues which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolios will buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

INVESTMENT GRADE DEBT SECURITIES

The Portfolios may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, or Duff & Phelps, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. The Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED DEBT SECURITIES

Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Portfolios will purchase only asset-backed securities that the Investment Adviser determines to be liquid. The Portfolios will not purchase mortgage-backed or asset-backed securities that do not meet the above minimum credit standards.

An important feature of mortgage and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES

U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

EACH PORTFOLIO MAY ALSO INVEST IN THE SECURITIES DEFINED BELOW IN ACCORDANCE WITH THEIR ALLOWABLE INVESTMENTS AND ANY QUALITY OR POLICY CONSTRAINTS. ADDITIONAL INFORMATION REGARDING THE ASSOCIATED RISKS ACCOMPANYING THE SECURITIES DEFINED BELOW IS LOCATED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.


BANK OBLIGATIONS

Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Portfolios.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS

The Portfolios may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar- denominated obligations issued in the U.S. capital markets by foreign banks.

FLOATERS

Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

MUNICIPAL DEBT SECURITIES

The Portfolios may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

PREFERRED STOCK

The Portfolios may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

WHEN-LSSUED AND FORWARD COMMITMENT SECURITIES

The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES

The Portfolios may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.


This Prospectus contains a concise statement of information investors should know before they invest in the Portfolios. Please retain this Prospectus for future reference. Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference, meaning it is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance during its last fiscal year.

The  Fund's  SAI,  annual,   semi-annual  reports,  and  other  information  are
available, without charge, upon request by contacting First Fund Distributors at their toll free telephone number (800) 247-0473.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.





Fund's Investment Company Act File number: 811-8323.

                      STATEMENT OF ADDITIONAL INFORMATION


                               SAMCO FUNDS, INC.
                       SAMCO AGGREGATE FIXED INCOME FUND
                      SAMCO INTERMEDIATE FIXED INCOME FUND
                              200 Clarendon Street
                                Boston, MA 02116
                                 (800) 247-0473



     SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are non-diversified investment portfolios (each a "Portfolio" and collectively the "Portfolios") of SAMCO Funds, Inc. (the "Fund"), an open-end management investment company. Shares of each of the Portfolios may be purchased through First Fund Distributors, Inc. (the "Distributor").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated March 1, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling Investors Bank and Trust Company (the "Administrator") at 800-247-0473. The annual report to shareholders dated October 31, 1999 is incorporated by reference herein.




                        Distributed by:         First Fund Distributors, Inc.
                                                4455 East Camelback Road
                                                Suite 261 E
                                                Phoenix,  AZ  85018







            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2000

                               TABLE OF CONTENTS


                                                                PAGE

MANAGEMENT OF THE FUND                                           3
INVESTMENT ADVISER AND ADVISORY AGREEMENTS                       4
CODE OF ETHICS                                                   5
ADMINISTRATOR                                                    5
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES              6
DISTRIBUTION OF FUND SHARES                                      6
SUPPLEMENTAL DESCRIPTION OF INVESTMENTS                          7
SUPPLEMENTAL DESCRIPTIONS OF RISKS                              12
INVESTMENT RESTRICTIONS                                         18
PORTFOLIO TURNOVER                                              19
PORTFOLIO TRANSACTIONS                                          19
TAX CONSIDERATIONS                                              20
SHAREHOLDER INFORMATION                                         22
SERVICE PROVIDERS                                               23
ORGANIZATION OF THE FUND AND DESCRIPTION OF CAPITAL STOCK       23
CALCULATION OF PERFORMANCE DATA                                 24
QUALITY RATING DESCRIPTIONS                                     25

        MANAGEMENT OF THE FUND


                        BOARD OF DIRECTORS AND OFFICERS

     The Fund is managed by its Board of Directors. The Board of Directors is generally responsible for management of the business and affairs of the Fund. The Board of Directors formulates the general policies of the Fund, approves contracts and authorizes Fund officers to carry out the decisions of the Board. The Board of Directors and principal officers of the Fund are listed below together with information on their positions with the Fund, address, age, principal occupations during the past five years and other principal business affiliations. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of such person's affiliation with the Fund or the Fund's investment adviser, Seix Investment Advisors Inc. (the "Investment Adviser").


Name, Address and Age                   Office                  Principal Occupation During Past Five Years
---------------------                   ------                  -------------------------------------------

*Christina Seix                         Director and            Seix Investment Advisors Inc., Chairman and Chief
300 Tice Blvd.                          Chairman                Investment Officer 1992-Present
Woodcliff Lake, NJ 07675
Age: 49

*John G. Talty                          Director and            Seix Investment Advisors Inc., Managing Director,
300 Tice Blvd.                          President               President 1993-Present
Woodcliff Lake, NJ 07675
Age: 41

*Peter J. Bourke                        Director and            Seix Investment Advisors Inc., Managing Director,
300 Tice Blvd.                          Assistant Secretary     1997-Present
Woodcliff Lake, NJ 07675
Age: 48

C. Alan MacDonald                       Director                Consultant, 1999 - present; Managing Director
415 Round Hill Road                                             of The Directorship Inc., a consultancy in board
Greenwich,CT  06831                                             management and corporate governance, 1997-1999;
Age:  66                                                        General Partner of the Marketing Partnership, Inc.,
                                                                a full service marketing consulting firm, 1994 - 1997.

John E. Manley, Sr.                     Director                Retired, (Formerly Consultant to Mutual of America
86505 Holmes                                                    April 1996 - March 1997)
Chapel Hill, NC 27514
Age: 65

John R. O'Brien                         Director                Retired
275 Manor Road
Ridgewood, NJ 07450
Age: 67

William E. Vastardis                    Treasurer               Investors Capital Services, Inc.,
Investors Capital Services, Inc.                                (Formerly AMT Capital Services, Inc.),
600 Fifth Avenue, 26th Floor                                    Managing Director 1992 - present.
New York, NY  10020
Age: 42

Timothy Osborne                         Assistant Treasurer     Investors Bank & Trust Company,
Investors Bank & Trust Company                                  Director, 1997- present; Manager, 1995 -1997.
200 Clarendon Street
Boston, MA  02116
Age:  33

Cynthia Surprise                        Secretary               Investors Bank & Trust Company,
Investors Bank & Trust Company                                  Director and Counsel 1999 - present;
200 Clarendon Street                                            State Street Bank and Trust Company,
Boston, MA  02116                                               Vice President, 1994-1999.
Age:  53

Sandra I. Madden                        Assistant Secretary     Investors Bank & Trust Company,
Investors Bank & Trust Company                                  Associate Counsel, 1999 -present;
200 Clarendon Street                                            Associate at Scudder Kemper Investments, Inc. 1996 - 1999.
Boston, MA  02116
Age:  33

     No employee of the Investment Adviser nor the Distributor receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Investment Adviser or the Distributor or any of their affiliates. Each Independent Director receives an annual retainer of $2,000 which is paid in quarterly installments, a fee of $1,000 for each board meeting attended and a fee of $1,000 for each committee meeting attended plus out of pocket expenses.

DIRECTOR'S COMPENSATION TABLE FOR SAMCO FUNDS, INC.*
FISCAL YEAR ENDED OCTOBER 31, 1999**


                        Aggregate               Pension or Retirement   Estimated Annual        Total Compensation From
                        Compensation From       Benefits Accrued As     benefits Upon           Registrant and Fund
Director                Registrant              Part of Fund Expenses   Retirement              Complex Paid to Directors
--------                -----------------       ---------------------   ----------------        --------------------------

John E. Manley, Sr.     $3,500                  $0                      $0                      $3,500

John R. O'Brien         $4,000                  $0                      $0                      $4,000

* The Directors' fees paid for the fiscal year ended October 31, 1999 are calculated using an annual retainer of $1,000, payable quarterly and a fee of $500 per board or committee meeting attended. Commencing at the board meeting of December 15, 1999, the compensation for each Independent Director increased to an annual retainer of $2,000 plus $1,000 per board or committee meeting attended. Mr. C. Alan MacDonald became a Director on March 10, 2000.

** The Intermediate Fixed Income Fund commenced operations on June 30, 1999.

By virtue of the responsibilities assumed by the Investment Adviser and the Distributor and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of February 1, 2000.


                   INVESTMENT ADVISER AND ADVISORY AGREEMENTS

     Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. Christina Seix may be deemed a "controlling person" of the Investment Adviser on the basis of her ownership of the Investment Adviser's stock.

     Pursuant to the terms of the advisory agreements between each Portfolio of the Fund and the Investment Adviser (the "Advisory Agreements"), the Investment Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, shall manage the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the Fund's purchase and sales orders for investment securities.

     Each Advisory Agreement shall remain in effect for two years following its date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of a Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Advisory Agreements will terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

     The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreements, including all executive salaries and expenses of the directors and officers of the Fund who are employees of the Investment Adviser or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Risk/Return Summary: Fee Table," other expenses incurred in the operation of the Fund are borne by each Portfolio of the Fund, including, without limitation, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     As compensation for its services, the Investment Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each Portfolio of the Fund. The Investment Adviser may waive all or part of its fee from time to time in order to increase the net income available for distribution to shareholders of a Portfolio of the Fund. The Fund will not be required to reimburse the Investment Adviser for any advisory fees waived. In addition, the Investment Adviser has voluntarily agreed to limit the total expenses of Class A Shares of each Portfolio and B Shares of each Portfolio of the Fund (excluding taxes, interest, brokerage, and extraordinary expenses) to an annual rate of 0.45% and 0.70% respectively, of each Portfolio's average daily net assets for an indefinite time period. As long as this temporary expense limitation continues, it may lower a Portfolio's expenses and increase its total return. In the event the Investment Adviser removes the expense cap, a Portfolio's expenses may increase and its total return may be reduced depending on the total assets of the Portfolio of the Fund.

     For the period beginning December 30, 1997 (commencement of operations) to October 31, 1998, the Fixed Income Fund incurred advisory fees of $44,287, all of which was waived by the Investment Adviser. For the fiscal year ended October 31, 1999, the Fixed Income Fund incurred advisory fees of $119,906, of which $61,376 was waived by the Investment Adviser.

     For the period beginning June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fixed Income Fund incurred advisory fees of $9,241, all of which was waived by the Investment Adviser.

                                 CODE OF ETHICS

     Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund and the Adviser adopted and agreed to be governed by a joint code of ethics (the "Code of Ethics") containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The Code of Ethics permits personal investing transactions of the Fund's and the Adviser's employees which avoid conflicts of interest with the Fund.

     Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                 ADMINISTRATOR

     The administration agreement dated November 1, 1999 (the "Administration Agreement") between the Fund and Investors Bank and Trust Company, (the "Administrator"), will remain in effect until November 3, 2002. After the expiration date, the Administration Agreement shall automatically be renewed annually thereafter, and may be terminated thereafter, by either party on 120 days prior written notice. Upon termination of the Administration Agreement, the Fund shall pay to the Administrator such compensation as may be due under the terms of the Agreement on the date of such termination. The Administrator provides for, or assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Fund is subject to an administration fee of seven (7) basis points, which will be applied to all assets for which Investors Bank and Trust Company acts as Administrator. The Fund pays the Administrator a minimum annual fee of $50,000 for the first year of the Administration Agreement (11/1/99-10/31/00). In the second year of the relationship, the minimum for the two Funds will increase to $62,500 and in the third year to $75,000. The Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. Prior to November 1, 1999, the administrator of the Fund was Investors Capital Services, Inc. The Fund paid Investors Capital Services, Inc. a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets.

     For the period beginning December 30, 1997 (commencement of operations) to October 31, 1998, the Fixed Income Fund incurred administration fees (not including waivers and reimbursements) of $41,667. For the fiscal year ended October 31, 1999, the Fixed Income Fund incurred administration fees of $71,994, of which $63,610 was reimbursed by the Investment Adviser and the Administrator.

     For the period beginning June 30, 1999 (commencement of operations) to October 31, 1999, the Intermediate Fixed Income Fund incurred administration fees of $5,545, all of which was reimbursed by the Investment Adviser and the Administrator.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 1, 2000, the following shareholders were deemed to be a "control person" in either the Class A or the Class B shares of the Portfolios as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").


                        Name and Address of             Nature of               Percent of
Title of Class          Beneficial Owner                Beneficial Ownership    Fixed Income Fund
--------------          -------------------             --------------------    -----------------

Class A Shares          American College                Direct Ownership        36.3%
of Common Stock         of Cardiology
$.001 per Share         911 Old Georgetown Road
                        Bethesda, MD  20814


     As of February 1, 2000, the following persons held 5% or more of the outstanding shares of the Class A shares of the Fixed Income Fund:


                        Name and Address of             Nature of               Percent of
Title of Class          Beneficial Owner                Beneficial Ownership    Fixed Income Fund
--------------          -------------------             --------------------    -----------------

Class A Shares          American College                Direct Ownership        36.3%
of Common Stock         of Cardiology
$.001 per Share         911 Old Georgetown Road
                        Bethesda, MD  20814

Class A Shares          Regional Transportation         Direct Ownership        23.2%
of Common Stock         Authority Pension Plan
$.001 per Share         P O Box 1443
                        Chicago IL 60690-1443

Class A Shares          ENRON Corporation               Direct Ownership        11.3%
of Common Stock         PO Box 92956
$.001 per Share         Chicago, IL  60675

Class A Shares          NOITU Individual Account        Direct Ownership        6.8%
of Common Stock         Pension Plan
$.001 per Share         148-06 Hillside Avenue
                        Jamaica, NY11435


The amount of shares of the Fund owned by all the officers, directors, and members of the advisory board of the Fund as a group is less than 1% of the Fund's outstanding securities.

                           DISTRIBUTION OF FUND SHARES

     DISTRIBUTION AGREEMENT. The distribution agreement (the "Distribution Agreement") among the Fund, the Administrator and First Fund Distributors, Inc., (the "Distributor") became effective January 1, 2000. The Distributor shall receive compensation in the amount of $25,000 per annum, to be paid no less frequently than monthly by the Administrator. In addition, the Distributor will be entitled to reimbursement of reasonable out-of-pocket expenses incurred (including but not limited to NASD filing fees incurred pursuant to the Distribution Agreement) within ten days of delivery of a valid invoice. Prior to First Fund Distributors, Inc., the distributor of the Fund was AMT Capital Securities, L.L.C.

     The Distribution Agreement will remain in effect for an initial two-year period. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Directors or by a vote of a majority of the shares of the Fund; and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement between the Fund and First Fund Distributors, Inc. was approved by the Fund's Board of Directors on December 15, 1999 and became effective January 1, 2000.

     DISTRIBUTION PLAN. Each Portfolio of the Fund has adopted a Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company's board and approved by its shareholders. Under the Distribution Plan, Class B Shares of each Portfolio of the Fund make assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services to the Class B shares at an annual rate of 0.25% of the average net asset value of the Class B shares. Substantially all such monies are paid by the Investment Adviser to payees for their distribution assistance with any remaining amounts being used to partially defray other expenses incurred by the Investment Adviser in distributing each Portfolio of the Fund's shares. In addition to the amounts required by the Distribution Plan, the Investment Adviser may, in its discretion, pay additional amounts from its own resources. The rate of any additional amounts that may be paid will be based upon the Investment Adviser's analysis of the contribution that a payee makes to the Class B Shares of each Portfolio of the Fund by increasing assets under management and reducing expense ratios and the cost to the Class B Shares of each Portfolio of the Fund if such services were provided directly by the Class B Shares of each Portfolio of the Fund or other authorized persons. The Investment Adviser will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Class B Shares of each Portfolio of the Fund and an increase in the expense ratio for the Class B Shares of each Portfolio of the Fund. The Investment Adviser may elect to retain a portion of the distribution assistance payments to pay for sales material or other promotional activities. The Directors have determined that there is a reasonable likelihood the Distribution Plan will benefit the Class B Shares of each Portfolio of the Fund and its shareholders.

     Under the Distribution Plan, the Fund's Treasurer reports quarterly to the Board of Directors the amounts and purposes of assistance payments. During the continuance of the Distribution Plan, the selection and nomination of the disinterested Directors are at the discretion of the disinterested Directors currently in office.

                    SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS

     The investment objective of the Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index. The investment objective of the Intermediate Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad U.S. investment grade bond market as measured by the Lehman Brothers Intermediate Government Corporate Index. The different types of securities in which a Portfolio of the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Descriptions of Investments." Additional information concerning the characteristics of certain of the investments of a Portfolio of the Fund is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.

AGENCIES

     Each Portfolio may invest in agencies which are securities that are not guaranteed by the United States Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

BANK OBLIGATIONS

     Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). A Portfolio will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Fund.

     Each  Portfolio   limits  its  investments  in  U.S.  bank  obligations  to
obligations of U.S. banks that in the Investment Adviser's opinion meet sufficient creditworthiness criteria. Each Portfolio limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of the Investment Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS

     The Portfolios may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CORPORATE ISSUES

     The Portfolios may invest in corporate issues, which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolios will buy corporate issues subject to any quality constraints. If a security held by a Portfolio is downgraded, the Portfolio may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Portfolio.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

FLOATERS

     Floaters--Floating and Variable Rate Obligations -- are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

FOREIGN GOVERNMENT AND INTERNATIONAL AND SUPRANATIONAL AGENCY DEBT SECURITIES

     The Portfolios may purchase U.S. dollar denominated debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies, and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

INVESTMENT GRADE DEBT SECURITIES

     The Portfolios may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. (Duff & Phelps), or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. The Intermediate Fixed Income Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio. A Portfolio may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

INVESTMENT FUNDS

     Each Portfolio is permitted to invest in investment funds and will make such investments only where appropriate given that the Portfolios' shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED DEBT SECURITIES

     Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Portfolios will purchase only asset-backed securities that the Investment Adviser determines to be liquid. The Portfolios will not purchase mortgage backed or asset-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

     Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

     In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

     An important feature of mortgage and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL DEBT SECURITIES

     The Portfolios may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of a Portfolio's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

     Municipal notes may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

     Municipal obligations can have floating, variable or fixed rates. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets the Fund's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

     Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.

PREFERRED STOCK

     The Portfolios may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price and that transactions are only entered into with approved counterparties.

     Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase.

     In addition, repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. The Investment Adviser expects that such repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase agreements may involve additional risks.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES

     U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's, Standard & Poor's, Fitch, or Duff & Phelps.

WHEN-LSSUED AND FORWARD COMMITMENT SECURITIES

     The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time a Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Portfolio and maintained in the Portfolio and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

ZERO COUPON DEBT SECURITIES

     The Portfolios may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (the "coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, in their opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Treasury securities.

     Recently, the Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, the Fund can be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

                SUPPLEMENTAL DISCUSSION OF RISKS ASSOCIATED WITH
            THE FUND'S INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

     The risks associated with the different types of securities in which the Fund may invest are described in the Prospectus. Additional information concerning risks associated with certain of a Portfolio's investments is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.

     EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills.

     The Fund would purchase or sell futures contracts to attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if the Fund expected the value of a foreign currency to increase against the U.S. dollar, the Fund might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day the Fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

     Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction.

     Although the Investment Adviser believes that use of such contracts and options thereon will benefit the Fund, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if the Fund had hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the Fund would lose part or all of the benefit of the increased value of its assets which it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

     ILLIQUID AND RESTRICTED SECURITIES. Under the 1940 Act, the Fund may invest up to 15% of the value of its net assets in illiquid assets. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the Fund within seven days of the date a decision to sell them is made. Securities treated as illiquid assets include: over-the-counter options; repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days; loan participations; securities without readily available market quotations, including interests in private commingled investment vehicles in which the Fund might invest; and certain restricted securities. Restricted securities, including private placements, are generally subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers."

     The Board of Directors of the Fund may consider certain restricted securities (including but not limited to Rule 144A and Section 4(2) commercial paper) liquid if such securities meet specified criteria established by the Fund's Board of Directors. Due to the absence of an organized market for such securities, interim valuations of the market value of illiquid securities used in calculating Fund net asset values for purchases and redemptions can diverge substantially from their true value, notwithstanding the application of appraisal methods deemed appropriate and prudent by the Fund's Board and the Fund's independent accountants. Due to possible restrictions on the transferability of illiquid securities, forced liquidation of such securities to meet redemption requests could produce large losses. Although, the 1940 Act permits the Fund to invest up to 15% of its net assets in these securities; the Investment Adviser does not anticipate investing over 5% of the Fund's assets in these securities.

     MORTGAGE AND OTHER ASSET-BACKED SECURITIES. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Some forms of asset-backed securities are relatively new forms of investments. Although the Fund will only invest in asset-backed securities that the Investment Adviser believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

     As in the case of other types of options, the benefit to the Fund deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     OPTIONS ON FUTURES CONTRACTS. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

     OPTIONS ON SECURITIES. The Fund may also enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, at a future date to sell the security to its counterparty at a predetermined price. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase at a future date the security underlying the option at a predetermined price.

     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or securities it intends to purchase. If the Fund purchased a put option and the value of the security in fact declined below the strike price of the option, the Fund would have the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction), and consequently would protect itself against any further decrease in the value of the security during the term of the option.

     Conversely, if the Investment Adviser anticipates that a security that it intends to acquire will increase in value, it might cause the Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security fell instead of rose, the Fund would have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs.

     The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options reflect the change in price of a group of securities rather than an individual security and the exercise of options on securities indices are settled in cash rather than by delivery of the securities comprising the index underlying the option.

     Transactions by the Fund in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

     CONSIDERATIONS CONCERNING OPTIONS. The writer of an option receives a premium which it retains regardless of whether the option is exercised. The purchaser of a call option has the right, for a specified period of time, to purchase the securities or currency subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of a put option is obligated during the term of the option, upon exercise of the option, to purchase securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

     The Fund may purchase and sell both exchange-traded and Over-the-Counter ("OTC") options. Currently, although many options on equity securities and options on currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. For a number of reasons, a secondary market may not exist for options held by the Fund, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

     Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Investment Adviser will only purchase options from dealers determined by the Investment Adviser to be creditworthy.

     Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell the Fund security at a time when such a sale might be advantageous.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     The use of options to hedge the Fund's foreign currency-denominated portfolio, or to enhance return raises additional considerations. As described above, the Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

     The Fund also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits the Fund's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the currency or the Fund's securities should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

     The value of an option position will reflect, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser to forecast the direction of price fluctuations in the underlying currency or securities market.

     Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by the Fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid (and related transaction costs). If an option purchased by the Fund is in-the-money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

     The Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs. Nevertheless, the Fund may also save on commissions and transaction costs by hedging through such activities rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

     REPURCHASE AGREEMENTS. The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio of the Fund's assets and its activities. These investment restrictions apply as indicated to each Portfolio of the Fund.

     These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

As a fundamental investment policy the Fund may not:

     (1)  borrow money, including entering into reverse repurchase agreements;

     (2)  make loans except that it may enter into repurchase agreements;

     (3)  issue senior securities;

     (4) purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

     (5)  underwrite securities of other issuers;

     (6)  invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (7) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate);

     (8)  purchase or sell physical commodities or related commodity contracts;

     (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for tax-exempt obligations issued or guaranteed by the U.S. government, its agencies, GSE's, instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund. In the case of Asset Backed Securities, the industry will be defined by the underlying assets in each trust. (For example, credit card receivables and auto loans would each be considered separate industries); and

     (10) invest the cash securing a forward commitment in mortgage backed securities in investments that have a duration exceeding 180 days

     The Fund's investment policies (other than its investment objective) are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

The Fund has the following non-fundamental investment policies:

     (1) it will not invest in the securities of any company which has a primary line of business in the manufacture and sale of tobacco products;

     (2) the Intermediate Fixed Income Fund will not engage in the strategy of establishing or rolling forward TBA mortgage commitments; and

     (3) the Intermediate Fixed Income Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

     Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.

     ILLIQUID SECURITIES. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it generally will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. This investment policy applies to each Portfolio of the Fund. This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to a change or modification by the Commission staff of its position.

                               PORTFOLIO TURNOVER

     Each Portfolio of the Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. The portfolio turnover rate of the Fixed Income Fund for the period December 30, 1997 (commencement of operations) to October 31, 1998 and for the fiscal year ended October 31, 1999 was 478% and 562%, respectively. The portfolio turnover rate of the Intermediate Fixed Income Fund for the period June 30, 1999 (commencement of operations) to October 31, 1999 was 117%. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 400%, and short-term trading generally involve correspondingly greater commission expenses and transactions costs. Further, high turnover rates, such as rates in excess of 400%, generate higher short-term capital gains. For a more detailed description of short-term capital gain treatment, please refer to the section entitled "Tax Considerations."

                             PORTFOLIO TRANSACTIONS

     The debt securities in which each Portfolio of the Fund invests are traded primarily in the over-the-counter market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Each Portfolio of the Fund may enter into financial futures and options contracts which normally involve brokerage commissions.

     The cost of executing transactions will consist primarily of dealer spreads. The spread is not included in the expenses of a Portfolio of the Fund and therefore is not subject to the expense cap described above under "Investment Adviser and Advisory Agreement"; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Fund. However, the Investment Adviser will buy one asset and sell another only if the Investment Adviser believes it is advantageous to do so after considering the effect of the additional custodial charges and the spread on a Portfolio's total return.

     All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.

     For the period December 30, 1997 (commencement of operations) to October 31, 1998 and the fiscal year ended October 31, 1999 the amount of brokerage commissions paid by the Fixed Income Fund was $0 and $0, respectively.

     For the period June 30, 1999 (commencement of operations) to October 31, 1999, the amount of brokerage commissions paid by the Intermediate Fixed Income Fund was $0.

                               TAX CONSIDERATIONS

     The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fixed Income Fund has qualified, and intends to continue to qualify, to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Intermediate Fixed Income Fund intends to qualify as a RIC. In order for a Portfolio to qualify as a RIC it must, among other things:

a. derive at least 90% of its gross income each taxable year, from dividends, interest, payments (with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies) or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");

b. diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:

     i) at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and

     ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and

c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

The U.S. Treasury Department has the authority to promulgate regulations, pursuant to which, gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income. To date, such regulations have not been promulgated.

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :

a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;

b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and any undistributed amounts from previous years.

Each Portfolio intends to distribute all of its net income and gains each year. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

DISTRIBUTIONS

     Generally, shareholders will be treated as if the Portfolio had distributed income and gains to them and they reinvested such amounts in Portfolio shares--even though no cash distributions have been made to shareholders. The distribution of ordinary income and net realized short-term Portfolio capital gains will be taxable to shareholders as ordinary income. Each Portfolio's distribution of any net long-term capital gains designated as capital gain dividends by the Portfolio will be taxable to the shareholders as long-term capital gain. This is the case regardless of how long they have held their shares. None of the amounts treated as distributed to a Portfolio's shareholders will be eligible for the corporate dividends received deduction. A distribution will be treated as paid on December 31 of the current calendar year, if the
Portfolio:

a.   declares it during October, November or December, and

b.   the distribution has a record date in such a month, and

c. it is paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them in a calendar year in January of the following calendar year.

SALE OF SHARES

Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

ZERO COUPON SECURITIES

A Portfolio's investment in zero coupon securities will result in Portfolio income, equal to a portion of the excess of the amortized face value of the securities over their issue price (the "original issue discount"), prior amortized value or purchased cost for each year that the securities are held. This is so, even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax.

BACKUP WITHHOLDING

A Portfolio may be required to withhold U.S. Federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio. The 31% rate applies to shareholders receiving redemption payments who:

a. fail to provide the Portfolio with their correct taxpayer identification number;

b.   fail to make required certifications,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

FOREIGN SHAREHOLDERS

A foreign shareholder, qualifying as a non-resident alien, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") may have to pay U.S. tax depending on whether the Portfolio income is "effectively connected" with a U.S. trade or business carried on by the shareholders.

If a foreign shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income, including net short-term capital gains, will be subject to a U.S. tax of 30% (or lower treaty rate).

If a foreign shareholder's Portfolio income is effectively connected with a U.S. trade or business, then:

a.   distributions of investment company taxable income,

b.   capital gain dividends, and

c. any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Such shareholders may also be subject to the branch profits tax at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio.

OTHER TAXES

A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.

                            SHAREHOLDER INFORMATION

     Certificates representing shares of each Portfolio of the Fund will not be issued to shareholders. Investors Bank & Trust Company, the Fund's transfer agent (the "Transfer Agent"), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of a Portfolio's distributions.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). Neither the Fund, the Administrator, nor the Transfer Agent will be responsible for the validity of written or telephonic requests.

PURCHASE OF SHARES

     There is no sales charge imposed by the Fund, nor does the Fund impose sales commissions (loads). The minimum initial investment in Class B shares is $1,000. The minimum initial investment in Class A shares is $1,000,000. In Class A shares, the minimum investment may be waived at any time at the discretion of the Investment Adviser. Additional purchases of Class A or Class B shares may be of any amount.

     The offering of shares of each Portfolio is continuous and purchases of shares of the Portfolios may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. Each Portfolio's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.

     In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call Investors Bank & Trust Company at (800) 247-0473 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if Federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day Federal funds are received.

     Purchases of shares must be made by wire transfer of Federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of a Portfolio are:

                         Investors Bank & Trust Company
                                   Boston, MA
                               ABA # 011-001-438
                                Acct: 303030303
                           Benf: (name of Portfolio)
                     F/F/C (Shareholder's Account at Fund)

REDEMPTION OF SHARES

     The Fund will redeem all full and fractional shares of each Portfolio in the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on the date of receipt. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption of the shareholder shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

     There is no charge imposed by the Fund to redeem shares of a Portfolio; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Portfolio.

     To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

     A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

     A shareholder may request redemption by calling the Transfer Agent at (800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                               SERVICE PROVIDERS

CUSTODIAN AND ACCOUNTING AGENT
Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116, is Custodian and Accounting Agent for the Fund.

TRANSFER AND DIVIDEND DISBURSING AGENT
Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

LEGAL COUNSEL
Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Fund.

INDEPENDENT AUDITORS
Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, was the independent auditor for the Fund's 1999 fiscal year end. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1414, is the independent auditor for the Fund's 2000 fiscal year end.

           ORGANIZATION OF THE FUND AND DESCRIPTION OF CAPITAL STOCK

     The Fund was incorporated on August 4, 1997 as a Maryland corporation and is authorized to issue 2,500,000,000 shares of Common Stock, $0.001 par value. For each Portfolio 350,000,000 shares are authorized as Class A shares and 150,000,000 shares are authorized as Class B shares. The Fund currently consists of two portfolios: the SAMCO Aggregate Fixed Income Fund and the SAMCO Intermediate Fixed Income Fund. Prior to June 10, 1999 the name of the SAMCO Aggregate Fixed Income Fund was the SAMCO Fixed Income Portfolio and the name of the Fund was "SAMCO Fund, Inc." The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share of the Fund has equal voting, dividend, distribution and liquidation rights. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at their net asset value at the option of the shareholder. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-laws.

     The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of portfolios with different investment objectives, policies and restrictions. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

     Each Portfolio currently offers two classes of shares, which may have different operating and other expenses. For more information about other classes of the Portfolios' shares, investors should contact the Administrator at the phone number set forth on the cover of this Statement of Additional Information.


                        CALCULATION OF PERFORMANCE DATA

     Each Portfolio may, from time to time, include the yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Portfolio will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum, offering price per share on the last day of the period, according to the following formula which is prescribed by the Commission:

                          YIELD = 2[( a - b + 1)6 - 1]
                                      -----
                                       cd

Where   a =     dividends and interest earned during the period,
        b =     expenses accrued for the period (net of reimbursements),
        c =     the average daily number of Shares of the Fund outstanding during the period that were entitled to receive dividends, and
        d =     the maximum offering price per share on the last day of the period.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where   P =     a hypothetical initial payment of $1,000,
        T =     the average annual total return,
        n =     the number of years, and
        ERV =   the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

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

Average Annual Total Returns of Class A shares for the fiscal year ended October 31, 1999 and since inception are as follows:

                                        1 year          Since Inception*
------------------------------------------------------------------------------
Fixed Income Fund - A Shares            0.80%           4.14%
Intermediate Fixed Income
Fund - A Shares                         -               1.13%

*The  Fixed  Income  Fund  commenced   operations  on  December  30,  1997.  The
Intermediate Fixed Income Fund commenced operations on June 30, 1999.

                          QUALITY RATING DESCRIPTIONS

STANDARD & POORS CORPORATION

     AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

     AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Municipal notes issued since July 29, 1984 are designated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

     A-1. Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

     A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

     Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

     MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

     P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

     P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

THOMSON BANKWATCH, INC.

     A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

     A/B. Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as companies in the highest rating category.

IBCA LIMITED

     A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.

                              FINANCIAL STATEMENTS

The Fund's audited Financial Statements, including the Financial Highlights, for the period ended October 31, 1999 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.


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